UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549


                                       FORM N-CSR


  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-05201

                         Thornburg Investment Trust

                         (Exact name of registrant as specified in charter)



                         119 East Marcy Street, Santa Fe, New Mexico 87501

                         (Address of principal executive offices) (Zip code)



          Garrett Thornburg, 119 East Marcy Street, Santa Fe, New Mexico 87501

                         (Name and address of agent for service)


Registrant's telephone number, including area code: 505-984-0200


Date of fiscal year end:   June 30, 2004


Date of reporting period:  December 31, 2003






Item 1. Reports to Stockholders


The following semi-annual report is attached hereto:

         Thornburg New York Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Semi-Annual Report
December 31, 2003

Thornburg New York Intermediate Municipal Fund ALL DATA AS OF 12/31/03.


   FUND FACTS:       Thornburg New York Intermediate Municipal Fund

                                                   A Shares

Annualized Distribution Rate (at NAV)                3.49%

SEC Yield                                            1.80%

NAV                                                 $12.74

Maximum Offering Price                              $13.00

   TOTAL RETURNS:    (Annual Average - After Subtracting Maximum Sales Charge)

One Year                                             1.15%

Three Years                                          4.41%

Five Years                                           4.20%

Since Inception                                      4.77%

Inception Date                                      9/5/97


The investment return and principal value of an investment in the Fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

Maximum sales charge of the Fund's Class A Shares is 2.00%.

The data quoted represent past performance and may not be construed as a guarantee of future results.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund's shares at the end of the period.

The distribution rate is calculated by taking the sum of the month's total daily dividend distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending NAV to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund's NAV and current distributions.


Letter to shareholders

Thornburg New York Intermediate Municipal Fund

January 21, 2004

Dear Fellow Shareholder:
I am pleased to present the semi-annual report for your Thornburg New York Intermediate Municipal Fund. The net asset value of the A shares decreased by 12 cents to $12.74 during the six-month period ending December 31, 2003. If you were with us for the entire period, you received dividends of 22.7 cents per share. If you reinvested dividends, you received 22.9 cents per share.

Market interest rates for municipal bonds, and therefore bond prices, were rather volatile in 2003. For instance, the market yield for a five-year high-quality municipal bond ranged between a low of 1.90% and a high of 2.89%. Most of the volatility was seen during the summer as the market bounced between fears of deflation and inflation. In the end, bond yields finished the year slightly below the point at which they began the year.

           % of portfolio                 Cumulative %
           maturing within             maturing by end of
                2 years =  16%        Year 2 =        16%
           2 to 4 years =  23%        Year 4 =        39%
           4 to 6 years =   9%        Year 6 =        48%
           6 to 8 years =  12%        Year 8 =        60%
          8 to 10 years =  13%       Year 10 =        73%
         10 to 12 years =   7%       Year 12 =        80%
         12 to 14 years =   8%       Year 14 =        88%
         14 to 16 years =   6%       Year 16 =        94%
         16 to 18 years =   1%       Year 18 =        95%
          Over 18 years =   5%       Over 18 years = 100%

Putting income and the change in price together, the Fund produced a total return of 3.21% in 2003, assuming a beginning-of-the-year investment at the Fund's net asset value. The Merrill Lynch 7-12 year Municipal Bond Index produced a 5.63% total return over the same period. Interest rates moved slightly lower over the course of the year, allowing longer duration bonds to generally outperform shorter duration bonds. Since the fund kept a shorter duration than the index and allocated a large percentage of its portfolio to short-term bonds, its return fell short of the index's return. We have continued to keep our duration shorter than the index thus far in 2004 because we believe doing so will help the funds performance, if interest rates rise.

The New York economy and State tax revenues are showing some early signs of improvement after a very difficult couple of years. The recently proposed Governor's budget for the 2004-05 fiscal year seeks to close a $5.1 billion shortfall with a combination of spending cuts, revenue increases, and one-time measures. It appears the budget negotiations will be much less contentious this year than last, but we believe the state needs to tackle its very high tax and debt burden in order to ensure future long-term economic growth.

Your Thornburg New York Intermediate Municipal Fund is a laddered portfolio of over 60 municipal obligations from all over New York. Approximately 98% of the bonds are rated A or better by one of the major rating agencies. Today, your fund's weighted average maturity is 6.6 years. We always keep it to 10 years or less. As you know, we ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. The above chart portrays the percentages of your fund's bond portfolio maturing in each of the coming years.

We would like to make a few observations regarding the interest rate environment. The U.S. economy is growing rapidly and starting to absorb excess capacity: Witness 8.2% growth in the third quarter and market expectations of 4% fourth quarter growth. Consumer spending, corporate investment, and exports are all showing healthy gains.

The Federal Government is clearly following expansionist fiscal and monetary policies. Government spending, particularly for health care and defense, is eclipsing old records. The Federal Reserve Board has now held the real Federal Funds rate (defined as the nominal rate minus inflation) below zero for the past 16 months.

There will be a much heavier
calendar of Treasury bond issuance going forward. Estimates for the next year range between $800 billion and $1 trillion. These levels are close to twice the amount of bonds issued in recent years. Our country has become dependent on large quantities of foreign net investment to support its currency. Because of low interest rates and other factors, cash flows from overseas have slowed recently. If this trend continues, we will either have to live with a weaker dollar (which may push up inflation), or make our markets more attractive to foreign buyers.

Headline inflation is still fairly subdued, but pricing pressures clearly are building. The core Consumer Price Index is up only 1.1% over the last year, but the crude materials Producer Price Index is up 18%.

If we put these and other
factors together, we must conclude that the odds are skewed toward continued robust economic growth and higher interest rates by the end of 2004. However, we think that the pressures may take some more time to build and, in the meantime, bond prices are holding up well.

If interest rates do rise, the market price of most bonds will decline. Remember though, that short and intermediate bonds, such as those in your Thornburg New York Intermediate Municipal Fund, should not decline in price as much as long-term bonds. Furthermore, as the bonds in the Fund move closer to maturity, they should recover much, if not all, of their lost value. Most importantly, if interest rates go up we will be able to replace maturing bonds with higher yielding bonds, which will increase your Funds' returns over time. Thus, even though short-term market values may be negatively impacted, your Fund should benefit from rising interest rates over longer periods of time.

Yields on money
market funds are showing no signs of recovering soon. As of early February, the average taxable money market fund was yielding 0.52%. If you are an investor in the 35% Federal tax bracket, that leaves you with only 0.31% after taxes! To see how your Fund has performed relative to the money market fund averages, turn to the back of this report.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in the Thornburg New York Intermediate Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager
         Past performance cannot guarantee future results.
         The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

         The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

         The Producer Price Index (PPI) is a family of indexes that measures the average change over time in selling process received by domestic producers of goods and services. The PPI tracks price changes for almost the entire output of domestic goods-producing sectors: agriculture, fisheries, mining, forestry, scrap, and manufacturing. The PPI sample includes approximately 25,000 establishments and provides close to 100,000 price quotes per month. The Department of Labor's Bureau of Labor Statistics publishes the PPI monthly.

         Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Statement of assets and liabilities

Thornburg New York Intermediate Municipal Fund
December 31, 2003
(Unaudited)

ASSETS
Investments at value (cost $39,397,440) .......................... $ 41,591,756
Cash .............................................................       14,604
Receivable for fund shares sold ..................................      158,012
Interest receivable ..............................................      619,497
Prepaid expenses and other assets ................................        1,576

         Total Assets ............................................   42,385,445


LIABILITIES
Accounts payable and accrued expenses ............................       16,780
Payable to investment advisor (Note 3) ...........................       19,209
Dividends payable ................................................      122,040

         Total Liabilities .......................................      158,029


NET ASSETS ....................................................... $ 42,227,416


NET ASSETS CONSIST OF:
         Net unrealized appreciation (depreciation) on investments $  2,194,316
         Accumulated net realized gain (loss) ....................      (40,769)
         Net capital paid in on shares of beneficial interest ....   40,073,869

                                                                   $ 42,227,416

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
  ($42,227,416 applicable to 3,313,913 shares of beneficial
   interest outstanding - Note 4) ................................ $      12.74


Maximum sales charge, 2.00% of offering price ....................         0.26

Maximum Offering Price Per Share ................................. $      13.00



See notes to financial statements.


Statement of operations

Thornburg New York Intermediate Municipal Fund

Six Months Ended December 31, 2003
(Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $147,460) ..........   $ 924,868


EXPENSES:
Investment advisory fees (Note 3) ...............................     101,797
Administration fees (Note 3) ....................................      25,449
Service fees (Note 3) ...........................................      42,836
Transfer agent fees .............................................      16,129
Custodian fees (Note 3) .........................................      17,903
Professional fees ...............................................      10,349
Accounting fees .................................................       1,043
Trustee fees ....................................................         552
Other expenses ..................................................       3,245

                  Total Expenses ................................     219,303
Less:
         Investment advisory fees waived (Note 3) ...............     (17,023)
         Fees paid indirectly (Note 3) ..........................        (723)


                  Net Expenses ..................................     201,557


                  Net Investment Income .........................     723,311



REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold ....................      (1,866)
Increase (decrease) in unrealized appreciation of investments ...    (342,143)


                  Net Realized and Unrealized
                           Gain (Loss) on Investments ...........    (344,009)


                  Net Increase (Decrease) in Net Assets Resulting
                           From Operations ......................   $ 379,302


See notes to financial statements.

Statements of changes in net assets

Thornburg New York Intermediate Municipal Fund

                                                               Six Months Ended    Year Ended
                                                               December 31, 2003  June 30, 2003

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income .......................................   $    723,311    $  1,416,047
Net realized gain (loss) on investments sold ................         (1,866)        (38,903)
Increase (Decrease) in unrealized appreciation of investments       (342,143)        678,415


                  Net Increase (Decrease) in Net Assets
                           Resulting from Operations ........        379,302       2,055,559

DIVIDENDS TO SHAREHOLDERS:
From net investment income ..................................
         Class A Shares                                             (723,631)     (1,416,047)

From realized gains
         Class A Shares .....................................              0         (52,639)

FUND SHARE TRANSACTIONS (NOTE 4):
         Class A Shares .....................................      2,808,173       7,101,029


                  Net Increase (Decrease) in Net Assets .....      2,463,844       7,687,902

NET ASSETS:
         Beginning of period ................................     39,763,572      32,075,670


         End of period ......................................   $ 42,227,416    $ 39,763,572


See notes to financial statements.

Notes to financial statements

Thornburg New York Intermediate Municipal Fund

December 31, 2003

NOTE 1 - ORGANIZATION
Thornburg New York Intermediate Municipal Fund (the "Fund") is a series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing nine series of shares of beneficial interest in addition to those of the Fund:
Thornburg Florida Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Fund will also invest primarily in municipal obligations within the state of New York, with the objective of having interest dividends paid to its shareholders exempt from any individual income taxes. Additionally, the Fund will seek to have dividends paid to its individual shareholders exempt from New York City income taxes.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Trust utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST or at the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Trust makes a commitment to purchase a security for the Fund, on a when-issued basis, it will record the transaction and reflect the value in determining the Fund's net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid by check. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Guarantees and Indemnifications: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the "Advisor") serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the period ended December 31, 2003, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% of the average daily net assets of the Fund. For the period ended December 31, 2003, the Advisor voluntarily waived investment advisory fees of $17,023. The Trust entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders and for which fees will be payable at an annual rate of up to ..125 of 1% of the average daily net assets. The Trust has an Underwriting Agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the distributor of Fund shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the Fund's average daily net assets for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the Fund's cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statement of operations. For the period ended December 31, 2003 fees paid indirectly were $723.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

NOTE  4 - SHARES OF BENEFICIAL INTEREST
At December 31, 2003 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest of Class A were as follows:

                                          Six Months Ended                  Year Ended
                                          December 31, 2003               June 30, 2003

                                        Shares         Amount           Shares        Amount
Class A Shares
Shares sold ....................        483,554    $  6,131,684       1,011,444    $ 12,957,471
Shares issued to shareholders in
   reinvestment of dividends ...         29,546         373,983          70,934         907,397

Shares repurchased .............       (291,531)     (3,697,494)       (530,074)     (6,763,839)

Net Increase (Decrease) ........        221,569    $  2,808,173         552,304    $  7,101,029


NOTE 5 - SECURITIES TRANSACTIONS
For the period ended December 31, 2003 the Fund had purchase and sale transactions (excluding short-term securities) of $4,721,842 and $1,145,000, respectively.

NOTE 6 - INCOME TAXES
At December 31, 2003, information on the tax components of capital is as follows:

Cost of investments for tax purposes                 $       39,397,440

Gross unrealized appreciation on a tax basis         $        2,202,288
Gross unrealized depreciation on a tax basis                     (7,972)
Net unrealized appreciation (depreciation)
         on investments (tax basis)                  $        2,194,316


At December 31, 2003, the Fund had tax basis capital losses of $3,753, which may be carried over to offset future capital gains. Such losses expire June 30, 2011.

Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. At December 31, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $35,150. For tax purposes, such losses will be reflected in the year ended June 30, 2004.

Financial highlights

Thornburg New York Intermediate Municipal Fund

                                                                                    Year Ended June 30,
                                                        Six Months
                                                           Ended
                                                     December 31, 2003   2003      2002       2001       2000       1999
Class A Shares:
Per Share Performance
(for a share outstanding throughout the period)

Net asset value, beginning of period .................   $   12.86  $   12.63  $   12.55  $   12.16  $   12.36  $   12.71

Income from investment operations:
    Net investment income ............................        0.23       0.51       0.54       0.62       0.64       0.64
    Net realized and unrealized
      gain (loss) on investments .....................       (0.12)      0.25       0.08       0.39      (0.20)     (0.33)

Total from investment operations .....................        0.11       0.76       0.62       1.01       0.44       0.31
Less dividends from:
    Net investment income ............................       (0.23)     (0.51)     (0.54)     (0.62)     (0.64)     (0.64)
    Realized capital gains ...........................         --       (0.02)       --         --         --       (0.02)

Total distributions ..................................       (0.23)     (0.53)     (0.54)     (0.62)     (0.64)     (0.66)

Change in net asset value ............................       (0.12)      0.23       0.08       0.39      (0.20)     (0.35)

Net asset value, end of period .......................   $   12.74  $   12.86  $   12.63  $   12.55  $   12.16  $   12.36

Total return (a) .....................................        0.85%      6.16%      5.05%      8.44%      3.65%      2.38%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment income ............................        3.55%(b)   4.02%      4.29%      4.95%      5.23%      5.00%
    Expenses, after expense reductions ...............        0.99%(b)   0.93%      0.87%      0.87%      0.76%      0.75%
    Expenses, after expense reductions
      and net of custody credits .....................        0.99%(b)   0.93%      0.87%       --         --         --
    Expenses, before expense reductions ..............        1.08%(b)   1.10%      1.09%      1.13%      1.15%      1.16%

Portfolio turnover rate ..............................        2.95%     15.57%     17.66%     21.96%     19.02%      9.06%

Net assets at end of period (000)                        $    42,227  $ 39,764  $  32,076  $  25,855   $ 24,365   $ 24,633

(a) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b) Annualized.


Schedule of Investments
Thornburg New York Intermediate Municipal Fund
CUSIPS: CLASS A - 885-215-665
NASDAQ SYMBOLS: CLASS A - THNYX

Principal                                                                                        Credit Rating
Amount                  Issuer-Description                                                         Moody's/S&P          Value

465,000                 Amherst Industrial Development Agency Civic Facility Revenue, 5.75% due        NR/A          $  512,397
                        4/1/2015 (Insured: ACA)
700,000                 Bethlehem Central School District General Obligation, 7.10% due 11/1/2006      Aaa/AAA         801,318
                        (Insured: AMBAC)
1,075,000               Brookhaven Industrial Development Agency Civic Facility Revenue, 4.375% due    A2/BBB+         1,112,356
                        11/1/2031 put 11/1/2006 (Methodist Retirement Community Project; LOC:
                        Northfork Bank)
215,000                 Canastota Central School District General Obligation, 7.10% due 6/15/2007      Baa2/NR         252,068
                        (ETM)*
205,000                 Canastota Central School District General Obligation, 7.10% due 6/15/2008      Baa2/NR         247,011
                        (ETM)*
550,000                 Guam Power Authority Revenue Series A, 6.625% due 10/1/2014 pre-refunded       NR/AAA          583,880
                        10/1/2004 @ 102
1,000,000               Hempstead Town Ind. Dev. Agency Resources Recovery Revenue, 5.00% due          A3/BBB          1,065,390
                        12/1/2010 put 6/1/2010 (American Ref-Fuel Project)
785,000                 Long Island Power Authority Electric Systems Revenue General Series A, 6.00%   Aaa/AAA         895,387
                        due 12/1/2007 (Insured: AMBAC)
1,000,000               Long Island Power Authority General Series B, 5.00% due 12/1/2006              Baa1/A-         1,078,280
880,000                 Monroe County Industrial Development Agency Revenue, 6.45% due 2/1/2014        Aa1/NR          901,226
                        (Civic Facility - DePaul Community Facility Project; Insured: Sonyma)
150,000                 Nassau County New York Refunding Series B, 5.75% due 2/1/2009 (Insured:        Aaa/AAA         152,052
                        MBIA)
530,000                 Nassau Health Care Corp., 6.00% due 8/1/2011 (Insured: FSA)                    Aaa/AAA         613,549
250,000                 New York City Adjustment Subseries E5, 1.35% due 8/1/2010 put 1/2/2004 (LOC:   VMIG1/A1+       250,000
                        JPM) (daily demand notes)
1,000,000               New York City General Obligation Series B, 7.20% due 8/15/2008 pre-refunded    A2/A            1,048,130
                        8/15/2004 @ 101
250,000                 New York City General Obligation Series B-1, 7.30% due 8/15/2010               Aaa/A           262,205
                        pre-refunded 8/15/2004 @ 101
580,000                 New York City Industrial Development Agency Civic Facility Revenue             Baa1/NR         633,865
                        Refunding, 6.00% due 8/1/2006 (YMCA Greater New York Project)
1,000,000               New York City Municipal Water Finance Authority Series B, 5.75% due            Aaa/AAA         1,078,540
                        6/15/2013 (ETM)*
500,000                 New York City Municipal Water Finance Authority Water & Sewer Systems          VMIG1/A1+       500,000
                        Revenue 2003 Sub Series A, 1.27% due 6/15/2018 put 1/2/2004 (LOC: Bank of
                        New York) (daily demand notes)
1,365,000               New York City Transitional Refunding Future Tax Secured C, 5.25% due           Aaa/AAA         1,515,095
                        8/1/2016 (Insured: AMBAC)
920,000                 New York City Trust Cultural Resources Revenue, 5.75% due 7/1/2014 (Museum     NR/A            1,016,241
                        of American Folk Art Project; Insured: ACA)
1,000,000               New York Dormitory Authority Lease Revenue Series A, 5.25% due 8/15/2013       Aaa/AAA         1,112,690
                        (Insured: FSA)
295,000                 New York Dormitory Authority Revenue, 4.00% due 7/1/2005 (New York Medical     NR/A+           295,622
                        College Project; LOC: Fleet National Bank)
350,000                 New York Dormitory Authority Revenue, 5.25% due 7/1/2010 (Insured: Radian)     NR/AA           394,762
370,000                 New York Dormitory Authority Revenue, 5.25% due 7/1/2011 (Insured: Radian)     NR/AA           417,460
500,000                 New York Dormitory Authority Revenue, 7.35% due 8/1/2029 (Jewish Geriatric     NR/AAA          526,100
                        Project; Insured: FHA)
190,000                 New York Dormitory Authority Revenue Capital Appreciation, 0% due 7/1/2005     Aaa/AAA         180,263
                        (Insured: FSA)
1,115,000               New York Dormitory Authority Revenue Mental Health Services Facilities         Aaa/AAA         1,241,497
                        Improvement A, 5.50% due 2/15/2019 (Insured: MBIA)
1,000,000               New York Dormitory Authority Revenue Refunding, 6.10% due 7/1/2019 (Ryan       Aa1/NR          1,125,190
                        Clinton Community Health Center Project; Insured: Sonyma Mortgage)
575,000                 New York Dormitory Authority Revenues School Districts Bond Financing          NR/A+           646,766
                        Program Series A, 5.50% due 7/1/2009
25,000                  New York Environmental Facilities Corp. PCR Water Revolving Fund Series B,     Aa2/AA-         25,129
                        7.50% due 3/15/2011
600,000                 New York Environmental Facilities Corp. PCR Water Revolving Fund Series E,     Aaa/AAA         624,930
                        6.875% due 6/15/2014 pre-refunded 6/1/2004 @ 101.5
400,000                 New York Environmental Facilities Corp. PCR Water Revolving Fund Series E,     Aaa/AAA         416,036
                        6.875% due 6/15/2014
665,000                 New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded   A3/AAA          766,306
                        9/15/2007 @ 100
40,000                  New York Medical Care Facilities Finance Agency Revenue, 6.125% due            Aa2/AA          41,606
                        2/15/2014 (Insured: FHA)
500,000                 New York Medical Care Facilities Finance Agency Revenue Series A, 6.85% due    Aaa/AAA         541,760
                        2/15/2017 pre-refunded 2/15/2005 @ 102 (Brookdale Hospital Medical Center
                        Project)
500,000                 New York Medical Care Facilities Finance Agency Revenue Series A, 6.80% due    Aaa/AAA         541,480
                        2/15/2020 pre-refunded 2/15/2005 @ 102 (New York Downtown Hospital Project)
665,000                 New York Mortgage Agency Revenue, 5.85% due 10/1/2017                          Aaa/NR          705,193
750,000                 New York Series A, 7.00% due 8/1/2007 (Insured: FSA)                           Aaa/AAA         850,132
350,000                 New York Series F, 5.50% due 8/1/2006 (Insured: MBIA)                          Aaa/AAA         383,218
1,000,000               New York Series G, 6.75% due 2/1/2009 (Insured: MBIA)                          Aaa/AAA         1,193,600
1,000,000               New York State Dormitory Authority Revenues, 5.50% due 3/15/2012               NR/AA           1,146,590
500,000                 New York State General Obligation, 9.875% due 11/15/2005                       A2/AA           574,725
80,000                  New York State Housing Finance Service Contract Series A 2003, 6.375% due      A3/AA-          88,297
                        9/15/2015 pre-refunded 9/15/2005 @ 102
5,000                   New York State Housing Finance Service Contract Unrefunded Balance Series A    A3/AA-          5,446
                        2003, 6.375% due 9/15/2015
25,000                  New York State Medical Care Facilities Finance Agency Revenue, 6.125% due      Aa2/AA          25,562
                        2/15/2014 pre-refunded 2/15/2004 @ 102 (Insured: FHA)
325,000                 New York State Medical Care Facilities Finance Agency Revenue Bonds Series     Aa2/AA          356,873
                        F, 6.20% due 8/15/2015 pre-refunded 8/15/05 @102 (Mortgage Project; Insured:
                        XLCA)
300,000                 New York State Mortgage Agency Revenue Series 70, 5.375% due 10/1/2017         Aa2/NR          315,087
1,000,000               New York State Thruway Authority Service Contract Revenue Refunding, 5.50%     Aaa/AAA         1,134,750
                        due 4/1/2013 (Local Highway & Bridge Project; Insured: XLCA)
300,000                 New York State Thruway Authority State Personal Income Tax Revenue             A1/AA           321,909
                        Transportation Series A, 5.00% due 3/15/2006
1,000,000               New York State Urban Development Corp. Revenue Personal Income Tax Series D,   A1/AA           1,090,040
                        5.00% due 12/15/2006
1,000,000               New York State Urban Development Corp. Revenue Refunding Facilities A, 6.50%   Aaa/AAA         1,205,490
                        due 1/1/2011 (Correctional Capital Project; Insured: FSA)
2,000,000               New York Urban Development Corp. Correctional Facilities Revenue, 0% due       A3/AA-          1,785,960
                        1/1/2008
1,505,000               Newark Wayne Community Hospital Revenue Series B, 5.875% due 1/15/2033         Aaa/AAA         1,525,167
                        (Insured: AMBAC)
355,000                 Oneida County Industrial Development Agency Revenue, 6.00% due 1/1/2010        NR/AA           409,084
                        (Insured: Radian)
450,000                 Oneida County Industrial Development Agency Revenue, 6.10% due 6/1/2020        Aa3/NR          491,999
                        (Civic Facility Presbyterian Home Project; LOC: HSBC Bank USA)
330,000                 Port Authority New York & New Jersey Consolidated Ninety First Series, 4.80%   A1/AA-          334,221
                        due 11/15/2005
500,000                 Port Authority New York & New Jersey Consolidated Ninety First Series, 5.00%   A1/AA-          506,535
                        due 11/15/2007
750,000                 Port Chester Industrial Development Agency Refunding, 4.75% due 7/1/2031 put   NR/AAA          781,987
                        7/1/2011 (American Foundation Project; Collateralized: FNMA)
560,000                 Puerto Rico Electric Power Authority Power Revenue Refunding Series J,         Aaa/AAA         644,151
                        5.375% due 7/1/2017 (Insured: XLCA)
850,000                 Tobacco Settlement Financing Corp. New York Revenue Asset Backed Series        NR/AA-          880,073
                        A-1C, 5.00% due 6/1/2012 (Secured: State Contingency Contract)
210,000                 Utica Industrial Development Agency Civic Facility Revenue, 5.25% due          Aa3/NR          231,752
                        7/15/2016 (Munson Williams Proctor Institute Project)
625,000                 Valley Central School District Montgomery, 7.15% due 6/15/2007 (Insured:       Aaa/AAA         728,687
                        AMBAC)
165,000                 Watkins Glen Central School District, 7.25% due 6/15/2004 (Insured: MBIA)      Aaa/AAA         169,562
110,000                 Waverly General Obligation, 9.05% due 6/15/2004 (Insured: MBIA) (ETM)*         Aaa/AAA         113,991
170,000                 Westchester County IDA Civic Facility Revenue, 6.25% due 4/1/2005 (Julia       NR/NR           175,088
                        Dykman Project)

                        TOTAL INVESTMENTS (Cost $39,397,440)                                                      $ 41,591,756

+ Credit ratings are unaudited.
* Escrowed to maturity
See notes to financial statements.



Index Comparisons

Thornburg New York Intermediate Municipal Fund

December 31, 2003

Thornburg NEW YORK INTERMEDIATE Municipal FUND
Index Comparison
Compares performance of Thornburg New York Intermediate Municipal Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, for the periods ended December 31, 2003. On December 31, 2003, the weighted average securities ratings of the Index and the Fund were AA and AA+, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.3 years and 6.6 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.


Thornburg New York Intermediate Municipal Fund Class A Total Returns,
 Since September 30, 1997, versus Merrill Lynch 7-12 Year Municipal Index and Consumer Price Index (CPI)


         Date        THNYX     ML Muni 7-12 Yr    CPI

        Sep-97     $9,800.00     $10,000.00    $10,000.00
        Dec-97    $10,032.76     $10,258.49    $10,040.05
        Dec-98    $10,639.07     $10,967.47    $10,212.02
        Dec-99    $10,605.53     $10,833.94    $10,458.50
        Dec-00    $11,486.69     $12,020.71    $10,805.25
        Dec-01    $12,090.40     $12,565.91    $10,972.07
        Dec-02    $12,922.32     $14,006.57    $11,381.76
        Dec-03    $13,336.66     $14,795.96    $11,608.45



Class A
Average Annual Total Returns (at max. offering price)
(ending 12/31/03)

One year:                  1.15%
Three years:               4.41%
Five years:                4.20%
From inception (9/5/97):   4.77%

Thornburg NEW YORK INTERMEDIATE
MUNICIPAL FUND- A shares
Outperformed Tax-Exempt Money Market Funds

Investors sometimes ask us to compare New York Intermediate Municipal Fund to money market fund returns. These investments have certain differences, and investors in New York Intermediate Municipal Fund took more risk than money market fund investors to earn their higher returns.

Return from a hypothetical $10,000 investment
12/31/98 through 12/31/03
 (after sales charges and fund expenses)

Lipper New York Tax-Exempt
Money Market Index                          $ 1,005

Thornburg New York Intermediate
Municipal Fund (after capital gains taxes)  $ 2,284

The chart above is for the Fund's Class A Shares only. See the inside front cover page for the 30-day SEC yield and the total returns for one year, three years, five years, and since inception for the Class A shares.

Note 1: Future
increases, if any, of any of these investments may bear no relationship to prior increases. Quotations for the money fund averages are based upon 30-day yield quotations for New York tax-exempt money funds as quoted in "Lipper New York Tax-Exempt Money Market Index" for the months covered by this analysis. The increase for the Class A Shares of New York Intermediate Municipal Fund is based upon the dividends paid for the months covered by this analysis, the beginning offering price at $13.04 per share and the ending NAV at $12.74 per share. These investments returned the $10,000 initial investment in addition to the amounts shown above.

Note 2: This analysis does not take into account the effect, if any, caused by state and local income taxes. The portion of the increase, if any, of New York Intermediate Municipal Fund representing appreciation of the share price and any long-term capital gain distributions are assumed to be taxed at a 15% federal tax rate. The average money market fund increases shown above may differ from the return of a particular money market fund. It is not possible to invest in these money fund averages.

Note 3: Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. New York Intermediate Municipal Fund invests in short-to-intermediate maturity municipal obligations. The net asset value of the money funds did not fluctuate. The net asset value of the Class A Shares of THNYX did vary from time to time, and will continue to vary in the future due to the effect of changes in interest rates on the value of the investments the Fund holds. The analysis assumes that the investor received the net asset value of the shares owned, plus accrued income, at time of sale. Redemptions are made at the then current net asset value, which may give you a gain or loss when you sell your shares.

Note 4: This analysis assumes that the dividends from each of these investment vehicles were reinvested and compounded monthly. Most money funds declare dividends daily and pay them monthly. New York Intermediate Municipal Fund also declares dividends daily and pays them monthly.

Note 5: An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.




Item 2. Code of Ethics


Not applicable.


Item 3. Audit Committee Financial Expert


Not applicable.


Item 4. Principal Accountant Fees and Services


Not applicable.


Item 5. Audit Committee of Listed Registrants


Not applicable.


Item 6. Reserved


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies


Not applicable.


Item 8.


Not applicable.


Item 9. Controls and Procedures


(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.


(b) There were no changes in the Thornburg Investment Trust's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 10. Exhibits


(a) (1) Not applicable.


(a) (2) Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 70.30a-2) attached hereto as Exhibit 99.CERT.


(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906CERT.











                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Thornburg Investment Trust, in respect of Thornburg New York Intermediate Municipal Fund.

By:      /s/ Brian J. McMahon

         Brian J. McMahon

         President and principal executive officer

Date:    February 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Brian J. McMahon

         Brian J. McMahon

         President and principal executive officer

Date:    February 19, 2004

By:      /s/ Steven J. Bohlin

         Steven J. Bohlin

         Treasurer and principal financial officer

Date:    February 20, 2004